                                                                      EXHIBIT 99


                           FIRST SHARES BANCORP, INC.
                      SECURITIES ORDER FORM & CERTIFICATION

SUBSCRIPTION AMOUNT:

---------------------------------------------------------------------------------------------------------------------
Commonly Registered Debentures and Commonly
Registered Equity Contracts (multiples of $1,000 only) . . . . . . . . . . . . .   $
---------------------------------------------------------------------------------------------------------------------
Unrestricted Debentures and Collateralized Equity
Contracts (multiples of $1,000 only) . . . . . . . . . . . . . . . . . . . . . .
---------------------------------------------------------------------------------------------------------------------
Unrestricted Debentures only
(Requires special approval) . . . . . . . . . . . . . . . . . . . . . . . . . .
---------------------------------------------------------------------------------------------------------------------
Collateralized Equity Contracts only
(Requires special approval) . . . . . . . . . . . . . . . . . . . . . . . . . .
---------------------------------------------------------------------------------------------------------------------

                                                                                   $
                                                                 Total Amount Due
                                                                                   ----------------------------------
---------------------------------------------------------------------------------------------------------------------

Unless waived by First Shares Bancorp, the minimum subscription amount is $10,000 and the maximum subscription amount is $500,000. See the section entitled "The Offering" in the prospectus.

[ ] Enclosed is a check, bank draft or money order for the Total Amount Due payable to: "The Huntington National Bank, Escrow Agent for First Shares Bancorp" (or, ONLY if the escrow has been terminated, to "First Shares Bancorp, Inc.").

[ ] If this box is checked, I authorize my broker to withdraw the amount due in payment for this purchase from Account #
                                              ----------------.

REGISTRATION INFORMATION  (Only one type of ownership per Order Form)

Register the securities as follows and deliver to the address specified below:

[ ]  INDIVIDUAL                     [ ] UNIFORM GIFTS TO MINORS ACT             [ ] PARTNERSHIP
                                        (Custodian must sign; minor's social        (General partner must sign)
                                        security number required)

[ ]  JOINT TENANTS                  [ ] 401(K) PLAN OR IRA                      [ ] CORPORATION
     (All must sign; one social         (Custodian name and signature               (Officer must sign)
     security number required)          required)

[ ]  TENANTS IN COMMON              [ ] TRUST                                   [ ] OTHER ENTITY
     (All must sign; one social         (Trustee/fiduciary must sign)               (Authorized person must sign)
     security number required)          Provide Trust Agreement date:

                                        -------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                    Social Security or Tax ID #:
Name or Names:
                                                                                    ---------------------------------

                                                                                    ---------------------------------
                                                                                    Daytime Telephone:
---------------------------------------------------------------------------------------------------------------------
Minor's Name (if under Uniform Gifts to Minors):                                    Minor's Social Security #:
---------------------------------------------------------------------------------------------------------------------
                                                                                    Evening Telephone:
Mailing Address:

---------------------------------------------------------------------------------------------------------------------

City and State:                                             Zip Code:               State of Residence:
---------------------------------------------------------------------------------------------------------------------

================================================================================
                                ACKNOWLEDGEMENTS
================================================================================

     1. By signing below, I acknowledge receipt of the final prospectus for First Shares Bancorp, and that I have reviewed all of the prospectus. I understand that I may not change or revoke my order once it is received by First Shares Bancorp.

     2. I hereby subscribe for debentures and equity contracts of First Shares Bancorp, Inc. of the types and in the amounts indicated above. I understand and agree that First Shares Bancorp has the right to accept or reject this subscription in whole or in part, for any reason whatsoever. First Shares Bancorp may reduce the amount for which I have subscribed.

     3. If this subscription includes a Commonly Registered Equity Contract, I hereby agree to be bound by all of the terms and conditions set forth in the Commonly Registered Equity Contract to be issued in my name as the Obligor thereunder (and any other Commonly Registered Equity Contract to be issued in my name and evidencing all or any part of the same purchase obligation), including without limitation the obligation to pay the purchase price of the Shares (as defined in the Commonly Registered Equity Contract) when due and the right of offset of First Shares Bancorp, Inc. set forth in the Commonly Registered Equity Contract.

     If this subscription includes a Collateralized Equity Contract, the Subscriber MUST sign and deliver a separate Collateral Agreement and deliver the required collateral to First Bank, as Equity Contract Agent.

     4. I represent and warrant that I am a bona fide resident of (or if an entity, it is organized or incorporated under the laws of, and is domiciled
     in) the State of Residence indicated above on this form.

THIS FORM MUST BE SIGNED AND DATED. THIS ORDER IS NOT VALID IF THE SECURITIES ORDER FORM IS NOT SIGNED. YOUR ORDER WILL BE FILLED IN ACCORDANCE WITH THE PROVISIONS OF THE PROSPECTUS.

O SIGN HERE IF PURCHASING AS AN INDIVIDUAL OR AS INDIVIDUALS PURCHASING JOINTLY (OR IF AN INDIVIDUAL CUSTODIAN UNDER UNIFORM GIFTS TO MINORS ACT):

------------------------------------------------------------------------------------------------------------------
1.                                                                                        Date:
------------------------------------------------------------------------------------------------------------------
2.                                                                                        Date:
------------------------------------------------------------------------------------------------------------------

O SIGN HERE IF PURCHASING AS A PARTNERSHIP, CORPORATION OR OTHER ENTITY OR AS A CUSTODIAN OR TRUSTEE FOR A 401(K) PLAN OR IRA:

------------------------------------------------------------------------------------------------------------------
Entity/Custodian/Trustee Name:
------------------------------------------------------------------------------------------------------------------
By (Signature):                                                              Date:
------------------------------------------------------------------------------------------------------------------
Printed Name:                                                                Title:
------------------------------------------------------------------------------------------------------------------

             ALSO, COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 BELOW

         See the instructions below for information about what name and number to give here.

====================================================================================================================
NAME:
====================================================================================================================

                                  PART 1 - PLEASE PROVIDE YOUR
                                  TAXPAYER IDENTIFICATION NUMBER IN
                                  THE BOX AT RIGHT AND CERTIFY BY                  SOCIAL SECURITY NUMBER
                                  SIGNING AND DATING BELOW                                   OR
                                                                               EMPLOYER IDENTIFICATION NUMBER

SUBSTITUTE                                                                         __________________________
--------------------------------------------------------------------------------------------------------------------

FORM W-9                          PART 2- Check this box if you are NOT subject to backup withholding
Department of the Treasury        under the provisions of Section 3406(a)(1)(C) of the Internal
Internal Revenue Service          Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding:
--------------------------------------------------------------------------------------------------------------------

PAYER'S REQUEST FOR               CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY      PART 3 -
TAXPAYER IDENTIFICATION           THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT
NUMBER (TIN)                      AND COMPLETE                                                   Awaiting TIN

                                  SIGNATURE: ________________________ DATE:____________
====================================================================================================================

# INSTRUCTIONS: If you are an individual, give your name and social security number. If you are purchasing jointly, give the name and social security number of the actual owner of the account or, if combined funds, the first individual on the account. If you are purchasing as custodian for a minor under the Uniform Gifts to Minors Act, give the minor's name and social security number. If the purchaser is a grantor trust, give the grantor-trustee's name and social security number. If the purchaser is a valid trust, estate or pension trust, or if it is a corporation, partnership or other entity, give the name and taxpayer identification number of the entity.

                          (DO NOT MARK BELOW THIS LINE)
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FOR AGENT'S USE ONLY:
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Brokerage Firm Name:                                City and State:

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Representative Name:                                Phone Number:

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Representative Number:                              Account Number:

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                         RETURN THIS FORM TO YOUR BROKER